EXHIBIT 10.1
EXECUTION VERSION
AMENDMENT NUMBER 10
TO AMENDED AND RESTATED LOAN AGREEMENT
     THIS AMENDMENT NUMBER 10, dated as of October 31, 2006 (this “Amendment”), to the Amended and Restated Loan Agreement, dated as of March 7, 2003 (as amended, modified, restated or supplemented from time to time as permitted thereby, the “Loan Agreement”), among CF LEASING LTD., a company organized and existing under the laws of the Islands of Bermuda (together with its successors and permitted assigns, the “Borrower”), FORTIS BANK (NEDERLAND) N.V., a Naamloze Vennootschap (“Fortis”), as agent on behalf of the Lenders (in such capacity, the “Agent”), BTMU CAPITAL CORPORATION (formerly BTM Capital Corporation) (“BTMCC”), a Delaware corporation, HSH NORDBANK AG, NEW YORK BRANCH (“HSH”), a banking institution duly organized and validly existing under the laws of Germany, WESTLB AG, a joint stock company duly organized and validly existing under the laws of Germany, acting through its NEW YORK BRANCH (“WestLB”), NIBC BANK N.V. (f/k/a NIB Capital Bank N.V.), a Naamloze Vennootschap (“NIBC”) and the other financial institutions from time to time party hereto (each, including Fortis, BTMCC, HSH, WestLB and NIBC, a “Lender” or “Co-Purchaser” and collectively, the “Lenders” or the “Co-Purchasers”) and West LB, as documentation agent (together with its successors and assigns in such capacity, the “Documentation Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrower, Fortis, HSH and BTMCC have previously entered into the Loan Agreement, dated as of September 18, 2002 (the “Loan Agreement”), as amended and restated as of March 7, 2003, and subsequently amended by Amendment Number 1 thereto, dated as of October 15, 2003, Amendment Number 2 thereto, dated as of March 4, 2004, Amendment Number 3 thereto, dated as of April 30, 2004, Amendment Number 4 thereto, dated as of May 31, 2004, Amendment Number 5 thereto, dated as of June 15, 2004, Amendment Number 6 thereto, dated as of June 15, 2005, Amendment Number 7 thereto, dated as of January 17, 2006, Amendment Number 8 thereto, dated as of June 14, 2006, and Amendment Number 9 thereto, dated as of September 29, 2006;
     WHEREAS, the parties desire to further amend the Loan Agreement in order to extend the Conversion Date from October 31, 2006 to November 8, 2006, upon the terms, and subject to the conditions, hereinafter set forth, and in reliance on the representations and warranties of Borrower set forth herein;
     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
     SECTION 1.     Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Loan Agreement.
     SECTION 2.     Full Force and Effect. Other than as specifically modified hereby, the Loan Agreement shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.

     SECTION 3.     Amendment to the Loan Agreement. Effective upon the date hereof, following the execution and delivery hereof, Section 101 of the Loan Agreement is hereby amended by amending and restating the following defined term in its entirety:
     “Conversion Date: With respect to the Commitment of any Lender, the earlier to occur of (i) November 8, 2006 (as such date may be extended in accordance with Section 201(f)), and (ii) the date on which an Early Amortization Event initially occurs.”
     SECTION 4.     Representations, Warranties and Covenants.
     The Borrower hereby confirms that each of the representations, warranties and covenants set forth in Articles V and VI of the Loan Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.
     SECTION 5.     Effectiveness of Amendment; Terms of this Amendment.
     (a)     This Amendment shall become effective as of the date first written above.
     (b)     This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     (c)     On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Loan Agreement, and (ii) each reference in the Loan Agreement to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended or modified hereby.
     (d)     Except as expressly amended or modified hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
     SECTION 6.     Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts (including by facsimile and/or email), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
     SECTION 7.     Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES; PROVIDED THAT SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     SECTION 8.     Consent to Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE AGENT ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY AND COUNTY OF

NEW YORK, STATE OF NEW YORK AND THE AGENT AND THE BORROWER EACH HEREBY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS AMENDMENT, THE AGENT, EACH LENDER AND THE BORROWER EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE AGENT AND THE BORROWER HEREBY EACH IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION SYSTEM, HAVING AN ADDRESS AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK, 10011, ITS TRUE AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF RECEIVING AND FORWARDING LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE AGENT AND THE BORROWER EACH AGREE THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402, THE AGENT AND THE BORROWER SHALL EACH MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL ALL AMOUNTS PAYABLE UNDER THE LOAN AGREEMENT SHALL HAVE BEEN PAID IN FULL. IF SUCH AGENT SHALL CEASE TO SO ACT, THE AGENT OR THE BORROWER, AS THE CASE MAY BE, SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT SATISFACTORY TO THE AGENT AND SHALL PROMPTLY DELIVER TO THE AGENT EVIDENCE IN WRITING OF SUCH OTHER AGENT’S ACCEPTANCE OF SUCH APPOINTMENT.
     SECTION 9.     No Novation. Notwithstanding that the Loan Agreement is hereby amended by this Amendment as of the date hereof, nothing contained herein shall be deemed to cause a novation or discharge of any existing indebtedness of the Borrower under the Loan Agreement, or the security interest in the Collateral created thereby.
[Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

CF LEASING LTD.
By:	/s/ Dennis J. Tietz
	Name:	Dennis J. Tietz
	Title:	Director
Amendment No. 10 to A&R Loan Agt.

FORTIS BANK (NEDERLAND) N.V., as Agent and a Lender
By:	/s/ L.J.M. van der Knaap
	Name:	L.J.M. van der Knaap
	Title:	Director, Syndicated Loans Agency

By:	/s/ E. van Loopik
	Name:	E. van Loopik
	Title:	Senior Officer, Syndicated Loans Agency

By:	/s/ M.P. Nijs
	Name:	M.P. Nijs
	Title:	Senior Manager

By:	/s/ Merijn Zondag
	Name:	Merijn Zondag
	Title:	Managing Director
Amendment No. 10 to A&R Loan Agt.

BTMU CAPITAL CORPORATION, as a Lender
By:	/s/ Cherl A. Behan
	Name:	Cherl A. Behan
	Title:	Senior Vice President
Amendment No. 10 to A&R Loan Agt.

HSH NORDBANK AG, NEW YORK BRANCH, as a Lender
By:	/s/ Wolfgang Arbaczewski
	Name:	Wolfgang Arbaczewski
	Title:	Vice President

By:	/s/ Hari Raghavan
	Name:	Hari Raghavan
	Title:	Senior Vice President
Amendment No. 10 to A&R Loan Agt.

WESTLB AG, NEW YORK BRANCH, as a Lender
By:	/s/ Caryn Suffredini
	Name:	Caryn Suffredini
	Title:	Director

By:	/s/ Amir Oren
	Name:	Amir Oren
	Title:	Manager
Amendment No. 10 to A&R Loan Agt.

NIBC BANK N.V., as a Lender
By:	/s/ Maurice L. Wijmans
	Name:	Maurice L. Wijmans
	Title:	Associate Director

Amendment No. 10 to A&R Loan Agt.